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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): January 31, 1997



                                 NCO GROUP, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)


        Pennsylvania                    0-21639                 23-2858652
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)



                                1740 Walton Road
                       Blue Bell, Pennsylvania 19422-0987
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (610) 832-1440
                                                           --------------


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Item 2.  Acquisition or Disposition of Assets.

         CMS A/R Services, Inc.

         On January 31, 1997, NCO Financial Systems of MI, Inc., a Michigan corporation ("NCO/MI"), which is a wholly-owned subsidiary of NCO Group, Inc., a Pennsylvania corporation ("NCO"), acquired substantially all of the assets of CMS A/R Services, Inc., a Michigan corporation ("CMS"), pursuant to the terms of a certain Asset Purchase Agreement, dated January 21, 1997 (the "CMS Purchase Agreement"), by and between NCO and CMS. CMS is a subsidiary of CMS Energy Corporation ("CMS Energy"), a utility company. CMS specializes in providing a wide range of accounts receivable management services to the utility industry, including traditional recovery of delinquent accounts, project outsourcing, early intervention, and database management services.

         Pursuant to the CMS Purchase Agreement, NCO/MI purchased all assets exclusively associated with CMS's receivables management, teleservices and accounts collection business (the "CMS Business"). NCO/MI paid a total purchase price of $5,100,000 in cash and assumed CMS's liabilities and obligations under customer and client contracts relating to the CMS Business, as well as certain office and equipment leases relating to the CMS Business. The purchase price was determined by negotiations between the parties and was paid with funds generated from NCO's internal operations, proceeds from NCO's initial public offering in November 1997 and borrowings under NCO's revolving credit line with Mellon Bank.

         In addition, CMS, CMS Energy, and NCO entered into an Agreement Not to Compete pursuant to which CMS and CMS Energy agreed to certain noncompetition covenants.

         CRW Financial, Inc.

         On February 2, 1997, CRWF Acquisition, Inc., a Pennsylvania corporation ("CRWF") and K&K Acquisition, Inc., a Pennsylvania corporation ("K&K"), each a wholly owned subsidiary of NCO, purchased substantially all of the assets and business relating to the accounts receivable collection business of CRW Financial, Inc., a Delaware corporation, ("CRW") and Kaplan & Kaplan, Inc., a Delaware corporation ("Kaplan"), respectively, pursuant to an Asset Acquisition Agreement dated February 2, 1997 among CRW, Kaplan, NCO, CRWF and K&K (the "CRW Acquisition Agreement"). Kaplan is a wholly owned subsidiary of CRW. The accounts receivable collection business of CRW and Kaplan (the "CRW Business") is a national provider of accounts receivable management services and performs consumer and commercial collections for clients in the telecommunication, healthcare, consumer credit and utility industries, as well as government agencies, including student loan servicers.

         The purchase price consisted of a cash payment of $3,750,000, the issuance of 345,178 shares of NCO Common Stock (the "Closing Shares") and a Non-Transferable Common Stock Purchase Warrant (the "Warrant") to purchase 250,000 shares of NCO Common Stock (the "Warrant Shares") at an exercise price of $27.625 per share and the assumption of certain liabilities and obligations of CRW. The purchase price was determined by negotiations between the parties. The cash portion of the purchase price was paid using funds generated from internal operations, proceeds from the Company's initial public offering and borrowings under NCO's revolving credit line with Mellon Bank.

         The Warrant is exercisable immediately, in whole but not in part, and expires on January 31, 2002. The Closing Shares and Warrant Shares held by CRW are subject to certain restrictions,


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including restrictions on transfer prior to August 1, 1997 and restrictions concerning method of disposition.

         In connection with the CRW Acquisition Agreement, NCO entered into a Registration Rights Agreement with CRW granting it the right to demand registration under the Securities Act of (i) 198,893 Closing Shares at any time and (ii) 250,000 Warrant Shares and the balance of the Closing Shares at any time after November 13, 1997. CRW also has "piggyback" registration rights entitling CRW to register the Closing Shares and Warrant Shares in registered offerings of Common Stock on behalf of the Company or other shareholders. CRW's registration rights are subject to certain conditions including, in any piggyback registration, the right of the managing underwriter in a underwritten offering to limit the number of shares sold by CRW if, in the managing underwriter's opinion, the number of securities required to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering. The Company is required to pay all registration expenses, other than (i) CRW's underwriting discounts and commissions, (ii) the fee of any counsel retained by CRW and (iii) in the case of any demand registration on the part of CRW, CRW's proportionate share of certain filing fees and registration costs.

         CRW, J. Brian O'Neill and Jonathan P. Robinson (collectively, the "Restricted Group") also agreed to certain nondisclosure, nonsolicitation and noncompetition covenants and also agreed to certain "standstill" provisions which restrict their right to acquire additional shares of NCO Common Stock or to seek control of NCO at any time when the Restricted Group has beneficial ownership of one percent or more of the outstanding NCO Common Stock. During such time, they are required to vote their NCO Common Stock in accordance with the recommendations of NCO's Board of Directors.

Item 7.  Financial Statements and Exhibits.

         The following exhibits are being filed as part of this report:

         (a) Financial Statements of Businesses Acquired.

             It is impracticable to provide the required financial statements for the CMS Business at this time. The required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than April 16, 1997.

             It is impracticable to provide the required financial statements for the CRW Business at this time. The required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than April 18, 1997.

         (b) Pro Forma Financial Information.

             It is impracticable to provide the required pro forma financial information for the CMS Business at this time. The required pro forma financial



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             information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than April 16, 1997.

             It is impracticable to provide the required pro forma financial information for the CRW Business at this time. The required pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than April 18, 1997.

         (c) Exhibits.


    Number   Title
   -------   -----

      1. Asset Purchase Agreement, dated January 21, 1997, by and among NCO and CMS. NCO will furnish to the Securities and Exchange Commission a copy of any omitted schedule upon request.

      2. Asset Acquisition Agreement, dated February 2, 1997, by and among CRW, Kaplan, NCO, CRWF, and K&K dated February 2, 1997. NCO will furnish to the Securities and Exchange Commission a copy of any omitted schedule upon request.

      3. Non-Transferable Common Stock Purchase Warrant dated February 2, 1997 issued to CRW.

      4. Registration Rights Agreement dated February 2, 1997 between NCO and CRW.

      5. Nondisclosure, Nonsolicitation, Noncompetition and Standstill Agreement dated February 2, 1997 between Jonathan P. Robinson and NCO.

      6. Nondisclosure, Nonsolicitation, Noncompetition and Standstill Agreement dated February 2, 1997 between J. Brian O'Neill and NCO.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NCO GROUP, INC.

                                                 By: /s/ Steven L. Winokur
                                                     ---------------------------
                                                     Vice President, Finance
                                                     and Chief Financial Officer



Date:   February 17, 1997




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